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                                THE RESERVE FUNDS
                                THE RESERVE FUND:
                 PRIMARY, U.S. GOVERNMENT AND U.S TREASURY FUNDS


                         SUPPLEMENT DATED MAY 30, 2001,
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2000, AS
                         SUPPLEMENTED ON APRIL 9, 2001
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To be added to the section entitled "HOW TO BUY AND SELL SHARES":

"Subject to the approval of the Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time."